UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 17, 2009
DOLLAR FINANCIAL CORP.
(Exact name of registrant as specified in charter)
Not Applicable
(Former name or former address, if changed since last report)

DELAWARE	000-50866	23-2636866
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or Organization)	file number)	Identification
Number)

1436 Lancaster Avenue
Berwyn, Pennsylvania	19312
(Address of principal executive offices)	(Zip Code)
610-296-3400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Information
     In a Current Report on Form 8-K filed on October 28, 2009, Dollar Financial Corp. (“Dollar”) reported that its wholly owned subsidiary, Dollar Financial Group, Inc. (the “Company”), entered into a purchase agreement (the “Purchase Agreement”) on that date with (i) Military Financial Services, LLC, a Delaware limited liability company (“MFS”), and (ii) Southfield Partners, LLC, a Delaware limited liability company, Joseph S. Minor, Don Jacobs, Larry Mountford, and Robert H. Nelson (collectively, the “Sellers”), pursuant to which the Company agreed to purchase from Sellers all of the outstanding membership interests of MFS (the “Acquisition”).
     The consummation of the Acquisition is subject to the consent of the Company’s lenders under its senior credit facility, the procurement by Dollar and its subsidiaries of sufficient financing, and the satisfaction of customary closing conditions. The Company expects to complete the Acquisition in December 2009; however, there is no assurance that the Acquisition will be consummated at that time or thereafter. The Purchase Agreement may be terminated by the Company or the Sellers at any time after December 31, 2009 due to a failure to satisfy any of the closing conditions under the Purchase Agreement prior to such date.
     Attached hereto as Exhibit 99.1 are the audited consolidated financial statements of MFS and its subsidiaries as of and for the years ended December 31, 2007 and 2008. Attached hereto as Exhibit 99.2 are the unaudited consolidated financial statements of MFS and its subsidiaries as of and for the nine-month period ended September 30, 2009.
Cautionary Statement for Purposes of the “Safe Harbor” Provisions of the Private Securities Litigation Reform Act of 1995
     This Current Report on Form 8-K includes forward-looking statements regarding, among other things, anticipated improvements in operations, our plans, earnings, cash flow and expense estimates, strategies and prospects, both business and financial. All statements other than statements of current or historical fact contained in this prospectus are forward-looking statements. The words “believe,’’ “expect,’’ “anticipate,’’ “should,’’ “plan,’’ “will,’’ “may,’’ “intend,’’ “estimate,’’ “potential,’’ “continue’’ and similar expressions, as they relate to us, are intended to identify forward-looking statements.
     We have based these forward-looking statements largely on our current expectations and projections about future events, financial trends, litigation and industry regulations that we believe may affect our financial condition, results of operations, business strategy and financial needs. They can be affected by inaccurate assumptions, including, without limitation, with respect to risks, uncertainties, anticipated operating efficiencies, the general economic conditions in the markets in which we operate, new business prospects and the rate of expense increases. In light of these risks, uncertainties and assumptions, the forward-looking statements in this report may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. When you consider these forward-looking statements, you should keep in mind the risk factors in this Current Report on Form 8-K and other cautionary statements in this Item 1A of our annual report on Form 10-K for the year ended June 30, 2009, as amended and supplemented under the caption “Risk Factors” in our subsequent

Quarterly Reports on Form 10-Q. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description of Exhibit
Exhibit 23.1	Consent of Crowe Horwath LLP.

Exhibit 23.2	Consent of McGladrey & Pullen, LLP.

Exhibit 99.1	Audited Consolidated Financial Statements of Military Financial Services, LLC and its subsidiaries as of and for the years ended December 31, 2007 and 2008.

Exhibit 99.2	Unaudited Consolidated Financial Statements of Military Financial Services, LLC and its subsidiaries as of and for the nine month periods ended September 30, 2009 and 2008.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR FINANCIAL CORP.
Date: November 18, 2009	By:	/s/ William M. Athas
William M. Athas
Senior Vice President, Finance and Corporate Controller

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
Exhibit 23.1	Consent of Crowe Horwath LLP.

Exhibit 23.2	Consent of McGladrey & Pullen, LLP.

Exhibit 99.1	Audited Consolidated Financial Statements of Military Financial Services, LLC and its subsidiaries as of and for the years ended December 31, 2007 and 2008.

Exhibit 99.2	Unaudited Consolidated Financial Statements of Military Financial Services, LLC and its subsidiaries as of and for the nine month periods ended September 30, 2009 and 2008.